EXHIBIT 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of OnScreen Technologies, Inc. (the "Company"), on Form 10-QSB of the quarter ended March 31, 2005, I hereby certify solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)   The quarterly  report fully complies with the  requirements  of Section 13
      (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company


ONSCREEN TECHNOLOGIES, INC.


By: /s/ John"JT" Thatch                Dated this 4th day of May 2005
  --------------------------------
  John "JT" Thatch
  CEO/President/Director



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